Exhibit 99.1

SHAREHOLDER LETTER Q1 2022 The Flight of a Lifetime, Every DaySM

SUMMARY OF OPERATIONAL & FINANCIAL HIGHLIGHTS KEY Q1 AND RECENT ‘22 HIGHLIGHTS ● We continued to focus on executing our 2022 goals that we outlined in our last earnings call and shareholder letter, which support our four key business areas: aircraft technology, FAA certifcation, manufacturing, and airline operations. ● We completed the defnition of our production aircraft’s outer mold line (OML), which is the exact geometry and aerodynamic shape of the aircraft. This milestone allows us to kick-of detailed part design and begin procurement of long lead production tooling for the aircraft structure. ● We advanced a number of our key strategic relationships: — United and Archer formed a Joint eVTOL Advisory Committee to support our future airline operations. — Hexcel and Archer entered into a letter of intent for Hexcel to provide Archer with high-performance carbon fber and resin systems for our production eVTOL aircraft. — Carlos Tavares, CEO of Stellantis, and key members of his executive leadership team visited Archer’s headquarters to review progress on the Stellantis-Archer strategic relationship and to discuss ways to further advance it. Q1 ’22 FINANCIAL HIGHLIGHTS Q1 2022 (GAAP) Q1 2022 (NON-GAAP)1 TOTAL OPERATING EXPENSES $65.3M $39.6M NET LOSS AND COMPREHENSIVE LOSS $(59.2M) NA ADJUSTED EBITDA NA $(39.1M) CASH AND CASH EQUIVALENTS $704.2M NA 1 A reconciliation of non-GAAP fnancial measures to the most comparable GAAP measures is provided below in the section titled “Reconciliation of selected GAAP results to non-GAAP results.” SHAREHOLDER LETTER Q1 2022 2

BUSINESS, TECHNOLOGY AND OPERATIONS

Archer Shareholders,

I am pleased to share with you an operational update on how we are progressing, as well as discuss our financial results for the first quarter of 2022. In addition to this letter, we will be conducting our earnings conference call at 5:30 a.m. Pacific Time (8:30 a.m. Eastern Time) today. You can access this conference call via a live webcast on our investor relations website at investors.archer.com or by dialing 844-200-6205 (domestic) or +1 929-526-1599 (international) and entering the access code 458894.

In the first quarter of 2022, we continued our focus on advancing the four key areas of our business: our aircraft technology, FAA certification, manufacturing, and airline operations. I will discuss our progress in each of those areas.

AIRCRAFT TECHNOLOGY

Following the successful first hover flight of Maker in December 2021, the engineering team has been focused on installing and testing the Tilt Rotor System (TRS) in Maker to prepare for more advanced transition envelope expansion flights.
The TRS is a system of actuators, sensors and software that can move the angle of the forward six propellers relative to the wing in order to control the aircraft from hover through the transition to wing-borne flight in cruise. Over the past several months, we have completed extensive ground tests of the TRS and entire aircraft.



We plan to fly Maker on a routine basis in the second half of this year and quickly progress through more and more advanced flight tests until the aircraft performs a full flight envelope test flight from hover through to wing-borne flight. We remain on-track to complete this first full "transition" flight with Maker in the second half of 2022.

In parallel to the technology and testing advances that we are executing with Maker, our team is progressing through the work required to complete our Preliminary Design Review for our production aircraft. Recall that our production aircraft is a four-passenger plus pilot design that is progressing through FAA type certification and is intended to be used in commercial operations for both Archer's urban air mobility (UAM) network operations and direct sales. A major technical achievement this quarter was defining our aircraft OML. This was a critical milestone that involved extensive aerodynamic design optimization using computational fluid dynamics to verify that we will meet our performance targets with some margin. Having the OML defined unlocks detailed structural part design, and the procurement of long lead production tooling for the production aircraft that will be used for certification test purposes. Beyond the OML definition, a number of other internal development milestones were achieved as planned in Q1 2022, and we remain on track to complete our Preliminary Design Review in the second half of 2022.

ARCHER SHAREHOLDER LETTER Q1 2022 3

BUSINESS, TECHNOLOGY AND OPERATIONS

FAA CERTIFICATION

Our goal is to finalize our G-2 Issue Paper with the FAA in 2022. Archer and the FAA have been working collaboratively since 2020 to fully develop the roadmap for the Type Certification (TC) of our aircraft thus laying the foundation for the launch of commercial service. As previously discussed, Archer and the FAA reached an agreement on a G-1 Certification Basis in September of 2021. Building on this Certification Basis, we continue to collaborate with various technical and policy sections of the FAA to facilitate agreement on the G-2 Means of Compliance, which is on track for completion in 2022.

As we work on these project milestones, we are also making certification progress in other areas that are building blocks within our type certification (TC). Aircraft composite material structures are typically some of the first components and assemblies produced as a part of the TC process. In an effort to expedite design approvals, in April 2022 we began working with Hexcel on the design and fabrication of test panels in April 2022 for material structural qualification testing, which is being used to validate the material selection prior to structural certification testing. These tests and the related data collection activities are expected to commence in mid-May 2022, with certification data being produced over the course of the subsequent 12 months. The testing will include the destructive evaluation of over 11,000 test samples to help us ensure our desired material strength and durability are achieved. This key testing will pave the way for full aircraft-level certification testing in 2023.

MANUFACTURING OPERATIONS

Our team has been working tirelessly to build out and mature our supply chain to support the planned manufacturing of our production aircraft. Establishing key vendor relationships is critical to manufacturing reliability, cost efficiency, and scale.

Under our agreements with Stellantis, we benefit from access to their low-cost supply chain, advanced composite material capabilities and engineering and design experience. Over the past year alone, Stellantis has worked with us in completing seven engineering projects related to high volume composite manufacturing and properties testing, battery development and sourcing for commercial aviation applications, prototype composite part development, and cabin noise vibration harshness. Stellantis has also given us valuable input throughout our manufacturing site selection and design process.

STELLANTIS

ARCHER

Going forward, Stellantis will continue to provide us with engineering, manufacturing and supply chain expertise and support ahead of the bring-up of our initial aircraft production lines. Stellantis has extensive experience in manufacturing with the type of advanced composites that we plan to use in our aircraft. The intent of our collaboration with Stellantis is to optimize the cost of manufacturing our aircraft in order to provide a competitively priced product and service.

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BUSINESS, TECHNOLOGY AND OPERATIONS Recently, Carlos Tavares, the CEO of Stellantis, and several members of his executive team visited our headquarters to discuss additional areas of collaboration between our teams. The meetings and idea exchanges yielded a number of potential opportunities, and we are excited about our continued collaboration with such a great partner! (L) Carlos Tavares, CEO of Stellantis and (R) Adam Goldstein, CEO of Archer, pictured with Maker 2, Archer’s second full-scale demonstrator aircraft that is currently being built at Archer’s headquarters in Palo Alto, CA Another key development which we announced recently was our letter of intent with Hexcel, a global leader in advanced lightweight composites technology. Hexcel’s products are designed to reduce weight and energy consumption while increasing payload and fight range. Under the proposed relationship terms, Hexcel would provide us with high-performance carbon fber and resin systems, also known as prepreg, needed to fabricate composite parts for our production aircraft. Hexcel is an ideal composites partner, supplying lightweight carbon fber and highly toughened resin systems that provide both strength and durability while reducing overall aircraft weight and enhancing aircraft safety. Hexcel composite materials also exhibit repeatable manufacturing and performance. We are excited about the progress we are making in both our operations capabilities, as well as the establishment of critical, foundational supply chain relationships with suppliers who have signifcant experience in the commercial aircraft space. SHAREHOLDER LETTER Q1 2022 5

BUSINESS, TECHNOLOGY AND OPERATIONS

AIRLINE OPERATIONS

We are making several key hires and investing in design and data science so that we can begin our urban air mobility (UAM) network operations as soon as possible following receipt of our FAA type certification. We know that aircraft and operational safety are table stakes for public acceptance of eVTOL aircraft and UAM. As we plan for commercial operations, we want to be able to support our fleet of aircraft with world-class service and maintenance operations. To that end, we have established with United Airlines a joint eVTOL advisory committee. The committee is focused on advising on maintenance and operational concepts aimed at driving towards best-in-class operational standards in the emerging eVTOL industry. United has a stellar track record in airline operations and began collaborating with Archer in February of 2021, when United signed an industry-first agreement to purchase $1 billion of Archer's aircraft, with an option for an additional $500 million of aircraft, subject to United's business and operating requirements. United's expertise in airline operations and its prior commitments to Archer make it an ideal stakeholder to advise us on the scope and build out of maintenance and operations plans.

UNITED

ARCHER



The joint eVTOL advisory committee is chaired by Dave Dennison, Archer's Vice President of Engineering, and Mauricio Angel, United's Managing Director, United Express TechOps Strategy and Operations.



DAVE DENNISON
Vice President of Engineering
Archer



MAURICIO ANGEL
Managing Director, United Express TechOps
Strategy and Operations
United Airlines

ARCHER
SHAREHOLDER LETTER Q1 2022 6

FINANCIAL RESULTS & ESTIMATES Q1 2022 FINANCIAL REVIEW We reference several non-GAAP metrics in the fnancial discussion that follows. Unless otherwise noted or defned, our non-GAAP metrics are calculated by starting with the equivalent GAAP metric and subtracting non-cash stock-based compensation and non-cash warrant expenses and changes in fair value of warrants. We believe these adjustments are appropriate to enhance the overall understanding of our underlying fnancial and operational performance. SUMMARY FINANCIALS (In millions; unaudited) (1) Non-GAAP total operating expenses is a financial measure adjusting total operating expenses for stock-based compensation, FCA warrant expense and other warrant expenses. (2) Adjusted EBITDA is a financial measure adjusting net loss for stock-based compensation, FCA warrant expense, other warrant expenses, change in fair value of warrant liabilities, depreciation and amortization expense, and net interest expense. (3) A reconciliation of non-GAAP fnancial measures to the most comparable GAAP measures is provided below in the section titled “Reconciliation of selected GAAP results to non-GAAP results”. TOTAL OPERATING EXPENSES Our frst quarter total operating expenses continue to refect the investments required to achieve the key elements of our four-year business outlook. We invested in Maker, in the design, development, test and certifcation activities for our production aircraft, and in the people and infrastructure required to support a fast-growing public company. GAAP total operating expenses for the frst quarter of 2022 were $65.3 million, which were sequentially higher than the fourth quarter of 2021 by $12.0 million, or 22.5%, due to an increase in investment of $6.4 million in people and materials for our key technology development programs and an increase of $5.6 million in stock-based compensation expense associated with equity granted to our new hires and other employee incentive programs. Year-over-year, total operating expenses for the frst quarter of 2022 were lower than the frst quarter of 2021 by $29.6 million, or 31.2%, due to a reduction in warrant expenses by $77.0 million, ofset by an increase of $23.6 million in stock-based compensation expense and $23.8 million in non-GAAP total operating expenses. The increase in our non-GAAP total operating expenses were driven by investments made in people and materials to support our key development programs and testing for our Maker aircraft, as well as to create a strong infrastructure to support a fast-growing public company and the required expenses associated with that, such as higher legal, audit, tax and insurance expenses. On a non-GAAP basis, excluding stock-based compensation and warrant expenses, our frst quarter non-GAAP total operating expenses were $39.6 million, which increased $6.5 million sequentially over the fourth quarter of 2021, and $23.8 million year-over-year from the frst quarter of 2021, as we continued our SHAREHOLDER LETTER Q1 2022 7

FINANCIAL RESULTS & ESTIMATES investment in people and materials for our key technology development programs and public company infrastructure. NET LOSS AND COMPREHENSIVE LOSS AND ADJUSTED EBITDA Our frst quarter of 2022 net loss and comprehensive loss was $59.2 million, which increased sequentially by $15.9 million from $43.3 million in the fourth quarter of 2021, driven primarily by the increase in operating expenses. Year-over-year, net loss and comprehensive loss for the frst quarter of 2022 was lower than the frst quarter of 2021 by $35.7 million, primarily due to decrease in warrant expense, which was ofset by higher operating expenses as we invest in our technology roadmap, certifcation activities and investments necessary to mature our general and administrative functions to support our public company infrastructure. Adjusted EBITDA for the frst quarter of 2022 was a loss of $39.1 million, which increased sequentially by $6.7 million from a loss of $32.4 million in the fourth quarter of 2021, and increased by $23.5 million year-over-year from an Adjusted EBITDA loss of $15.6 million in the frst quarter of 2021, as we increased operating expenses due to the reasons mentioned above. NET CHANGE IN CASH We exited the quarter with $704.2 million in cash and cash equivalents, a reduction of $42.4 million from the fourth quarter of 2021, and an increase of $680.7 million from the frst quarter of 2021. Additionally, we have $2.9 million of restricted cash generally to support various letters of credit for commercial leases. The cash used in the quarter was primarily to fund operating expenses with minimal capital investment during the frst quarter of 2022. Q2 ‘22 FINANCIAL ESTIMATES For the second quarter of 2022 estimates, we anticipate GAAP total operating expenses of $80 million to $86 million and non-GAAP total operating expenses of $47 million to $53 million. This refects a total of $33 million expected stock-based compensation, warrant expense and other one time expenses. We have not reconciled our non-GAAP total operating expenses estimates because certain items that impact non-GAAP total operating expenses are uncertain or out of our control and cannot be reasonably predicted. In particular, stock-based compensation expense is impacted by the future fair market value of our common stock and other factors, all of which are difcult to predict, subject to frequent change, or not within our control. The actual amount of these expenses during 2022 will have a signifcant impact on our future GAAP fnancial results. Accordingly, a reconciliation of non-GAAP total operating expenses is not available without unreasonable efort. SHAREHOLDER LETTER Q1 2022 8

FINANCIAL RESULTS & ESTIMATES UPCOMING INVESTOR EVENTS Morgan Stanley eVTOL / Urban Air Mobility Summit New York City Monday, May 23, 2022 Credit Suisse 2022 Mobility Forum Virtual Tuesday, June 21, 2022 Deutsche Bank Technology Conference Las Vegas, NV Wednesday, August 31 to September 1, 2022 SHAREHOLDER LETTER Q1 2022 9

OUTLOOK TO COMMERCIALIZATION BUSINESS ROADMAP: We previously introduced the graphic below, the Summary of our Business Roadmap, to help investors better understand the important milestones ahead on our road to commercialization and building our eVTOL aircraft and UAM network operations. We will continue to use this graphic to help our shareholders monitor our progress. Graphic Summary of our Business Roadmap In conclusion, we are excited to have successfully completed the frst quarter of 2022. The entire Archer team remains singularly focused on getting to commercialization as efciently as possible. While we are pleased with our progress to date, we remain steadfast in our resolve to deliver on our mission of advancing the benefts of sustainable air mobility. We look forward to continuing the journey with you. ADAM GOLDSTEIN CEO SHAREHOLDER LETTER Q1 2022 10

FORWARD LOOKING STATEMENTS

This shareholder letter includes forward-looking statements, which are statements other than statements of historical facts and statements in the future tense. These statements include, but are not limited to, statements regarding our future performance and our market opportunity, including expected financial results for the second quarter of fiscal year 2022, our business strategy and plans, including the pace at which we intend to design, develop, certify and bring to market our planned eVTOL aircraft, the anticipated timing to complete Maker's first full transition flight, and the potential market opportunity for our eVTOL aircraft and planned UAM ecosystem. Forward-looking statements are based upon various estimates and assumptions, as well as information known to us as of the date hereof, and are subject to risks and uncertainties. Accordingly, actual results could differ materially due to a variety of factors, including: the early stage nature of our business and our past and projected future losses; our ability to design, develop, certify, manufacture and commercialize our aircraft and UAM ecosystem; our dependence on United Airlines for our current aircraft orders, which are subject to conditions, further negotiation and reaching mutual agreement on certain material terms, and the risk that United Airlines cancels those orders; our ability to remediate material weaknesses in internal control over financial reporting and ability to maintain an effective system of internal control; the effectiveness of our marketing and growth strategies, including our ability to effectively market electric air transportation as a substitute for conventional methods of transportation; our ability to compete in the UAM and eVTOL industries; our ability to obtain any required certifications, licenses, approvals, or authorizations from governmental authorities; our ability to achieve our business milestones and launch products and services on anticipated timelines; our dependence on suppliers for the parts and components in our aircraft; our ability to develop commercial-scale manufacturing capabilities; regulatory requirements and other obstacles outside of our control that slow market adoption of electric aircraft, such as the inability to obtain and maintain adequate vertiport infrastructure; our ability to hire, train and retain qualified personnel; risks related to our UAM ecosystem operating in densely populated metropolitan areas and heavily regulated airports; adverse publicity from accidents involving electric aircraft or lithium-ion battery cells; the impact of labor and union activities on our workforce; losses resulting from indexed price escalation clauses in purchase orders; regulatory risks related to evolving laws and regulations in our industry; the impact of inflation, war, including the ongoing conflict in Ukraine, natural disasters, outbreaks and pandemics, including the COVID-19 pandemic, on our business and the global economy; our need for and the availability of additional capital; cybersecurity risks; and risks and costs associated with our ongoing litigation with Wisk Aero LLC.

Additional risks and uncertainties that could affect our financial results and business are included under the caption "Risk Factors" in our Annual Report on Form 10-K relating to our full year 2021 results filed with the SEC on March 14, 2022, our Quarterly Report on Form 10-Q relating to our first quarter 2022 results to be filed with the SEC, and our other SEC filings, which are available on our investor relations website at http://investors.archer.com and on the SEC website at www.sec.gov.

All forward-looking statements contained herein are based on information available to us as of the date hereof and you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. We undertake no obligation to update any of these forward-looking statements for any reason after the date of this shareholder letter or to conform these statements to actual results or revised expectations, except as required by law. Undue reliance should not be placed on forward-looking statements.

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2022 FINANCIAL STATEMENTS ARCHER AVIATION INC. CONSOLIDATED BALANCE SHEETS (In millions; unaudited) SHAREHOLDER LETTER Q1 2022 12

2022 FINANCIAL STATEMENTS ARCHER AVIATION INC. CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS (In millions, except share and per share data; unaudited) .. SHAREHOLDER LETTER Q1 2022 13

2022 FINANCIAL STATEMENTS ARCHER AVIATION INC. CONSOLIDATED STATEMENT OF CASH FLOWS (In millions; unaudited) SHAREHOLDER LETTER Q1 2022 14

RECONCILIATION OF SELECTED GAAP RESULTS TO NON-GAAP RESULTS Q1 2022, Q4 2021 AND Q1 2021 GAAP TO NON-GAAP RECONCILIATION: A reconciliation of total operating expenses to non-GAAP total operating expenses for the three months ended March 31, 2022, December 31, 2021 and March 31, 2021, respectively, are set forth below. RECONCILIATION OF OPERATING EXPENSES (In millions; unaudited) 1) Amounts include non-cash warrant costs, classifed as research and development expenses, for the warrants issued to FCA and FCA Italy in connection with certain services they are providing to the Company. 2) Amounts include non-cash warrant expense for the vesting of warrants issued in conjunction with the execution of Purchase Agreement, Collaboration Agreement, and Warrant Agreement with United Airlines Inc. 3) Amounts include stock-based compensation for options and restricted stock units issued to both employees and non-employees, including the grants issued to our founders in connection with the closing of the business combination. A reconciliation of net loss to Adjusted EBITDA for the three months and year ended March 31, 2022, December 31, 2021 and March 31, 2021, respectively, are set forth below. RECONCILIATION OF ADJUSTED EBITDA (In millions; unaudited) 1) Amounts include changes in fair value of the public and private warrants, which are classifed as warrant liabilities. 2) Amounts include non-cash warrant costs, classifed as research and development expenses, for the warrants issued to FCA and FCA Italy in connection with certain services they are providing to the Company. 3) Amounts include non-cash warrant expense for the vesting of warrants issued in conjunction with the execution of the Purchase Agreement, Collaboration Agreement, and Warrant Agreement with United Airlines Inc. 4) Amounts include stock-based compensation for options and restricted stock units issued to both employees and non-employees, including the grants issued to our founders in connection with the closing of the business combination. SHAREHOLDER LETTER Q1 2022 15

RECONCILIATION OF SELECTED GAAP RESULTS TO NON-GAAP RESULTS NON-GAAP FINANCIAL MEASURES To supplement our condensed consolidated fnancial results prepared in accordance with GAAP, we use a number of non-GAAP fnancial measures to help us in analyzing and assessing our overall business performance, for making operating decisions and for forecasting and planning future periods. We consider the use of non-GAAP fnancial measures helpful in assessing our current fnancial performance, ongoing operations and prospects for the future as well as understanding fnancial and business trends relating to our fnancial condition and results of operations. While we use non-GAAP fnancial measures as a tool to enhance our understanding of certain aspects of our fnancial performance and to provide incremental insight into the underlying factors and trends afecting our performance, we do not consider these measures to be a substitute for, or superior to, the information provided by GAAP fnancial measures. Consistent with this approach, we believe that disclosing non-GAAP fnancial measures to the readers of our fnancial statements provides useful supplemental data that, while not a substitute for GAAP fnancial measures, can ofer insight in the review of our fnancial and operational performance and enables investors to more fully understand trends in our current and future performance. In assessing our business during the quarter ended March 31, 2022, we excluded items in the following general categories from one or more of our non-GAAP fnancial measures, certain of which are described below: STOCK-BASED COMPENSATION EXPENSE. We believe that providing non-GAAP measures excluding stock-based compensation expense, in addition to the GAAP measures, allows for better comparability of our fnancial results from period to period. We prepare and maintain our budgets and forecasts for future periods on a basis consistent with this non-GAAP fnancial measure. Further, companies use a variety of types of equity awards as well as a variety of methodologies, assumptions and estimates to determine stock-based compensation expense. We believe that excluding stock-based compensation expenses enhances our ability and the ability of investors to understand the impact of non-cash stock-based compensation on our operating results and to compare our results against the results of other companies. WARRANT EXPENSE AND GAINS OR LOSSES FROM REVALUATION OF WARRANTS. Expense from our common stock warrants issued to United Airlines, FCA US LLC (now known as Stellantis) and FCA Italy S.p.A. which is recurring (but non-cash) and gains or losses from change in fair value of public and private warrants from revaluation will be refected in our fnancial results for the foreseeable future. We exclude warrant expense and gains or losses from change in fair value for similar reasons to our stock-based compensation expense. Each of the non-GAAP fnancial measures presented in this letter to shareholders should not be considered in isolation from, or as a substitute for, a measure of fnancial performance prepared in accordance with GAAP and are presented for supplemental informational purposes only. Further, investors are cautioned that there are inherent limitations associated with the use of each of these non-GAAP fnancial measures as an analytical tool. In particular, these non-GAAP fnancial measures have no standardized meaning prescribed by GAAP and are not based on a comprehensive set of accounting rules or principles and many of the adjustments to the GAAP fnancial measures refect the exclusion of items that are recurring and may be refected in our fnancial results for the foreseeable future. In addition, the non-GAAP measures we use may be diferent from non-GAAP measures used by other companies, limiting their usefulness for comparison purposes. We compensate for these limitations by providing specifc information in the reconciliation included in this letter to shareholders regarding the GAAP amounts excluded from the non-GAAP fnancial measures. In addition, as noted above, we evaluate the non-GAAP fnancial measures together with the most directly comparable GAAP fnancial information. Investors are encouraged to review the reconciliations of these non-GAAP measures to their most directly comparable GAAP fnancial measures included in this letter to shareholders. SHAREHOLDER LETTER Q1 2022 16